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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                January 21, 2000


                             CHOLESTECH CORPORATION
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                      000-20198               94-3065493
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                3347 INVESTMENT BLVD., HAYWARD, CALIFORNIA 94545
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (510) 732-7200



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ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

On January 21, 2000, Cholestech Corporation, a California corporation (the "Company"), completed the purchase ("Purchase") of certain assets of Health Net, Inc., a Louisiana corporation ("Health Net"). The Purchase was made pursuant to the terms and conditions of an Asset Purchase Agreement dated January 21, 2000 by and among the Company, WellCheck Inc., a California company and wholly-owned subsidiary of the Company ("WellCheck"), Health Net and Thomas M. Chauvin and Vikki L. Chauvin, the shareholders of Health Net. Under the terms of the Agreement, the Company paid approximately $2,200,000 in cash and issued 51,010 shares of its common stock valued at approximately $300,000. The Agreement also provides that an additional amount of cash consideration, up to $1,000,000 (the "Earnout Consideration"), may be issued to the former owners of Health Net if certain performance milestones described in the Agreement are achieved for the calendar year ending December 31, 2000. In addition, the Company incurred acquisition related expenses of approximately $633,000.

Health Net markets and administers medical diagnostic testing services for various venue events, corporations, and pharmacies. After the purchase, Health Net's marketing and administrative functions will be incorporated into WellCheck, the Company's new national testing service which will be responsible for ongoing testing programs in retail venues, corporate facilities, and other sites convenient to consumers and will be a primary vehicle for attracting members to the Company's website.

The accompanying historical financial statements of Health Net, Inc. are unaudited. The Company will file audited historical financial statements for Health Net, Inc. as soon as they become available.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

        (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               - Unaudited Balance Sheet as of December 31, 1999 and December 31, 1998
               - Unaudited Statement of Income for the years ended December 31, 1999 and 1998
               -   Unaudited Statement of Stockholders' Equity for
                   the years ended December 31, 1999 and 1998
               -   Unaudited Statement of Cash Flows for the years
                   ended December 31, 1999 and 1998
               -   Notes to Unaudited Financial Statements


        (b)    Unaudited PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

               - Unaudited Pro Forma Combined Condensed Balance Sheet as of December 24, 1999
               - Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended March 26, 1999 and for the nine months ended December 24, 1999
               - Notes to Unaudited Pro Forma Combined Condensed Financial Statements

        (c)    EXHIBITS.



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
          EXHIBIT NUMBER                DESCRIPTION
               2.1          Asset Purchase Agreement dated January 21, 2000 by
                            and among Cholestech Corporation, WellCheck Inc.,
                            Health Net, Inc., Thomas M. Chauvin and Vikki L.
                            Chauvin

              99.1          Unaudited  Financial Statements of Health Net, Inc.
                            listed in Item 7 (a) above

              99.2          Unaudited Pro Forma Combined Condensed Financial
                            Information listed in Item 7 (b) above



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHOLESTECH CORPORATION


Dated: April 4, 2000                        By: /s/ WARREN E. PINCKERT II
                                               ---------------------------------
                                                Warren E. Pinckert II, President
                                                and Chief Executive Officer


Dated: April 4, 2000                        By: /s/ ANDREA J. TILLER
                                               ---------------------------------
                                                Andrea J. Tiller, Vice President
                                                of Finance, Chief Financial
                                                Officer, Treasurer and
                                                Secretary (Principal Financial
                                                and Accounting Officer)



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                                 EXHIBIT INDEX

          EXHIBIT NUMBER                DESCRIPTION
               2.1          Asset Purchase Agreement dated January 21, 2000 by
                            and among Cholestech Corporation, WellCheck Inc.,
                            Health Net, Inc., Thomas M. Chauvin and Vikki L.
                            Chauvin

              99.1          Financial Statements of Health Net, Inc. listed in
                            Item 7 (a) above

              99.2          Unaudited Pro Forma Combined Condensed Financial
                            Information listed in Item 7 (b) above